Exhibit 99.1

Faraday Future Secures $30 Million Financing to Strengthen the Company’s Core Business and Continued Ramp-Up of the Faraday X (FX) Strategy

Los Angeles (Dec. 22, 2024) -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“FF”, “Faraday Future”, or “Company”), a California-based technology company specializing in artificial intelligence electric vehicles (AIEV), announced that it has secured approximately $30 million in cash financing commitments. The funds will be used to accelerate the Company’s growth and the development of Faraday X (FX), FF’s strategy of launching affordable high performance AIEV equipped vehicles with cutting edge technology, filling the U.S. market gap in this segment, and for general corporate purposes.

Targeting the mainstream EV market in the U.S., FF is expected to have its first two FX prototype mules arrive in Los Angeles later this month, with product development and testing scheduled to begin at FF’s manufacturing facility in Hanford, CA. As part of their delivery journey, the two prototype mules will stop in Las Vegas from January 5 to 7, 2025, where the Company will provide updates on its FX strategy.

The $30 million financing commitment includes a pre-funded $7.5 million, which was received in the fourth quarter of this year, and $22.5 million in new cash commitments (the “Financing”), structured in the form of unsecured convertible notes (“Convertible Notes”) and warrants to acquire additional shares of the Company’s common stock (“Warrants”). The conversion price for the Convertible Notes and exercise price for the Warrants are $1.16 and $1.392 per share, respectively, subject to adjustment as set forth therein. The shares of common stock underlying the Convertible Notes and Warrants issued in the Financing are currently unregistered, subject to trading restrictions, and not immediately tradable. The Financing is subject to customary closing conditions. For additional information regarding the material terms relating to the Financing, please see the Company’s Form 8-K to be filed with the SEC on December 23, 2024.

“The new funding lays a solid foundation for both FF and its new brand as the Company approaches the end of 2024 and enters the new year,” said Matthias Aydt, Global CEO of FF “I am optimistic about the opportunities that this new funding will bring, including supporting the ongoing production of our FF 91 2.0 and the growth of the FX brand,” Aydt explained.

“We are pleased to have supported FF in successfully completing this round of financing,” said Jerry Wang, President of FF Global Partners and Head of Corporate Development, FFIE (Consultant), “We are enthusiastic about the promising opportunities ahead for the FX brand, and we firmly believe in FF’s ability to execute its strategy effectively and deliver significant value in the process.”

The Convertible Notes, along with the Warrants, were offered and sold in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

Accordingly, the Convertible Notes, Warrants and underlying shares of common stock issuable upon conversion of the Convertible Notes and exercise of the Warrants may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Company has agreed to file one or more registration statements with the Securities and Exchange Commission registering the resale of the shares of common stock issuable upon conversion of the Convertible Notes and exercise of the Warrants issued in connection with the Financing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the convertible notes, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ABOUT FARADAY FUTURE

Faraday Future is the pioneer of the Ultimate AI TechLuxury market amidst the global trend of EVs. Luxury is just one of the key factors reflecting FF’s achievements in reshaping the EV industry. The company is dedicated to establishing an ever-evolving, interactive in-car software and operating system powered by artificial intelligence and user-generated data, optimizing the experience for each individual within an ecosystem of worldwide users who are also contributors to the innovative FF model.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the closing of the Convertible Notes financing, the Faraday X (FX) strategy and plans for the FX brand, the delivery of two protype mules, , and anticipated use of funds from the Convertible Notes financing, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include, among others: that the closing of the Financing could be delayed or not occur at all; the timing for the two prototype mules to clear U.S. customs; the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warrant claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company; the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to cover future warranty claims; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks, and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; and the ability of the Company to attract and retain employees, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Form 10-K filed with the SEC on May 28, 2024, as amended on May 30, 2024, and June 24, 2024, as updated by the “Risk Factors” section of the Company’s first quarter 2024 Form 10-Q filed with the SEC on July 30, 2024, and other documents filed by the Company from time to time with the SEC.

CONTACTS

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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